                                                                   Exhibit 10.80

                           AMERICAN HOMEPATIENT, INC.
                           SECOND AMENDMENT TO FOURTH
                      AMENDED AND RESTATED CREDIT AGREEMENT


         This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of April 14, 1999 and entered into by and among American HomePatient, Inc., a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof (each a "BANK" and collectively, the "BANKS"), and Bankers Trust Company, as agent for the Banks (in such capacity, the "AGENT"), and is made with reference to that certain Fourth Amended and Restated Credit Agreement dated as of December 19, 1997, as amended to the date hereof (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, on January 29, 1999, the Borrower advised the Banks that the Borrower was not in compliance with the provisions of the negative covenants set forth in Sections 8.08, 8.10 and 8.17 of the Credit Agreement for the four fiscal quarter period ending December 31, 1998, which non-compliance constituted Events of Default under the Credit Agreement (the Events of Default resulting from such non-compliance with such enumerated covenants for such particular period being the "FINANCIAL COVENANT DEFAULTS"); and

         WHEREAS, the Borrower has also advised the Banks that the Borrower is currently not in compliance with the provisions of the negative covenant set forth in Section 8.16 of the Credit Agreement as a result of the commingling of proceeds of accounts receivable of certain Joint Ventures with proceeds of Accounts Receivable deposited in Deposit Accounts that are subject to the terms of Collection Bank Agreements and/or the Concentration Bank Agreement (the Event of Default resulting from such non-compliance with Section 8.16 being the "COMMINGLING DEFAULT"); and

         WHEREAS, the Borrower has requested that the Banks waive (i) the Financial Covenant Defaults, such waiver to be effective as of the Second Amendment Effective Date (as hereinafter defined) for the period from and after such date, (ii) the increase in the interest rates applicable to outstanding Loans that would otherwise be required under Section 2.06(e) of the Credit Agreement for the period from January 29, 1999 to the Second Amendment Effective Date as a result of the occurrence and continuation of the Financial Covenant Defaults during such period; provided that the Borrower has agreed that such waiver of such increased interest rates shall only be applicable to the extent that increased interest at such rates has not already been paid by the Borrower as of the Second Amendment Effective Date, and (iii) the Commingling Default for the period from and after the Second Amendment Effective Date; provided that the Borrower has agreed that such waiver of the Commingling Default shall expire on the date that is 30 days after the Second Amendment Effective Date unless the Borrower complies with the provisions of Section 7.14B of the Amended Agreement (as hereinafter defined) on or before such date; and

         WHEREAS, the Banks have agreed to grant such limited waivers on the terms and conditions set forth herein; and

         WHEREAS, the Borrower and the Banks desire to amend certain of the terms and provisions of the Credit Agreement as set forth below:

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1    AMENDMENTS TO SECTION 1:  DEFINITIONS AND PRINCIPLES OF CONSTRUCTION.

       A. Section 1.01 of the Credit Agreement is hereby amended by restating the definitions of "Applicable Base Margin", "Applicable Eurodollar Margin", "Interest Payment Date", "Performance Plan" and "Termination Date" in their entirety as follows:

          "APPLICABLE BASE MARGIN" means (i) with respect to any date prior to September 30, 2000, a percentage per annum equal to 2.50%, and (ii) with respect to any date on and after September 30, 2000, a percentage per annum equal to 2.75%.

          "APPLICABLE EURODOLLAR MARGIN" means (i) with respect to any date prior to September 30, 2000, a percentage per annum equal to 3.25%, and
     (ii) with respect to any date on and after September 30, 2000, a percentage per annum equal to 3.50%.

          "INTEREST PAYMENT DATE" means, with respect to any Eurodollar Rate Loan, the last day of the Interest Period applicable to such Loan.

          "PERFORMANCE PLAN" has the meaning assigned to that term in Section 7.01(d); provided that, with respect to Fiscal Year 1999, "PERFORMANCE PLAN" shall mean the financial plan for Fiscal Year 1999 delivered by the Borrower to the Banks on February 10, 1999 at the meeting held by the Borrower and the Banks in Nashville, Tennessee.

          "TERMINATION DATE" means the earlier of (a) April 15, 2002 and (b) the date upon which the Revolving Loan Commitments are terminated pursuant to
     Section 4.03 or Section 9.

     B. Section 1.01 of the Credit Agreement is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

          "ADJUSTED NET REVENUES" means, for any period, reported net revenues of the Borrower and its Subsidiaries for such period, in each case as adjusted for (i) revenues that are associated with locations in which cash collections are not statistically tracked and (ii) revenues associated with Joint Ventures.


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          "AGGREGATE WARRANT SHARE AMOUNT" means an aggregate number of shares of Borrower Common Stock equal to 0.1999 multiplied by the aggregate number of shares of Borrower Common Stock issued and outstanding as of March 31, 2001.

          "BORROWER COMMON STOCK" means common stock of the Borrower, par value $0.01 per share.

          "COLLECTION DAY" means each day of the calendar year other than (i) Saturday and Sunday of each week during such year and (ii) the following holidays during such year: Christmas, New Year's Day, Thanksgiving, Fourth of July, Memorial Day, and Labor Day.

          "EXCESS LEVERAGE AMOUNT" means, for any date of determination from and after September 30, 2000, the amount (if any) by which the sum of (i) the aggregate outstanding principal amount of all Term Loans on such date plus
     (ii) the Total Utilization of Revolving Loan Commitments on such date exceeds the Excess Leverage Threshold Amount.

          "EXCESS LEVERAGE CALCULATION DATE" means the date on which the Borrower delivers the Compliance Certificate which covers the four-fiscal quarter period ending September 30, 2000.

          "EXCESS LEVERAGE THRESHOLD AMOUNT" means an amount equal to (i) Consolidated Adjusted EBITDA for the four-fiscal quarter period ending September 30, 2000 multiplied by (ii) 400%.

          "INFORMATION SYSTEMS AND EQUIPMENT" means all computer hardware, firmware and software, as well as other information processing systems, or any equipment containing embedded microchips, whether directly owned, licensed, leased, operated or otherwise controlled by the Borrower or any of its Subsidiaries, including through third-party service providers, and which, in whole or in part, are used, operated, relied upon, or integral to, the Borrower's or any of its Subsidiaries' conduct of their businesses.

          "O.I.G." means the Office of Inspector General of the United States Department of Health and Human Services.

          "SECOND AMENDMENT" means that certain Second Amendment to Fourth Amended and Restated Credit Agreement dated as of April 12, 1999 by and among the Borrower, the Banks and the Agent.

          "SECOND AMENDMENT EFFECTIVE DATE" has the meaning assigned to that term in the Second Amendment.


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



          "TURNAROUND MANAGER" has the meaning assigned to that term in the Second Amendment.

          "YEAR 2000 COMPLIANT" means that all Information Systems and Equipment
     (i) accurately process date data (including, but not limited to, calculating, comparing and sequencing such data) before, during and after the year 2000, as well as same and multi-century dates, or between the years 1999 and 2000, taking into account all leap years (including the fact that the year 2000 is a leap year), and (ii) when used in combination with, or interfacing with, other Information Systems and Equipment, shall accurately accept, release and exchange date data, and shall in all material respects continue to function in the same manner as it performs today and shall not otherwise impair the accuracy or functionality of Information Systems and Equipment.

     C. Section 1.01 of the Credit Agreement is hereby further amended by deleting therefrom the definitions of "High-Yield Cut-Off Date", "Leverage Ratio" and "Margin Rate Determination Certificate".

     D. Section 1.01 of the Credit Agreement is hereby further amended by deleting the word "and" immediately before clause (iv) of the definition of "Consolidated EBIT" and by adding new clause (v) and (vi) at the end of such definition as follows:

     ", (v) certain one-time pre-tax write-downs and/or write-offs of goodwill, in each case taken or recorded during the fiscal quarters of the Borrower ending December 31, 1998 and March 31, 1999, in an aggregate amount not to exceed $38,000,000, and (vi) any costs or expenses incurred by the Borrower in respect of (a) the engagement of PricewaterhouseCoopers LLP ("PWC") by the Borrower, at the request of the Banks, to analyze the Borrower's accounts receivable operations, (b) the engagement of PwC by the Banks, at the Borrower's expense, to analyze the Performance Plan for Fiscal Year 1999, and (c) the engagement of the Turnaround Manager by the Borrower, in each case to the extent that such costs or expenses were not reflected in the Performance Plan for Fiscal Year 1999 and cannot be capitalized by the Borrower."

1.2  AMENDMENTS TO SECTION 2: AMOUNT AND TERMS OF CREDIT.

     A. THE REVOLVING LOANS. Section 2.01(a) of the Credit Agreement is hereby amended by (a) deleting the reference therein to "$285,000,000" and replacing it with "$253,600,000" and (b) restating clause (ii) of the second paragraph thereof in its entirety as follows:

          "(ii) In no event shall the Total Utilization of Revolving Loan Commitments exceed (A) at any time prior to the date that is 30 days after the Turnaround Manager actually commences work pursuant to his/her engagement, the lesser of (1) the Total Utilization of Revolving Loan Commitments as of the Second Amendment Effective Date and (2) the Total Revolving Loan Commitments then in



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



     effect, and (B) at any time from and after such date, the Total Revolving Loan Commitments then in effect."

          B. THE SWING LINE LOANS. Section 2.02(a) of the Credit Agreement is hereby amended by restating clause (i) of the second paragraph thereof in its entirety as follows:

          "(i) In no event shall the Total Utilization of Revolving Loan Commitments exceed (A) at any time prior to the date that is 30 days after the Turnaround Manager actually commences work pursuant to his/her engagement, the lesser of (1) the Total Utilization of Revolving Loan Commitments as of the Second Amendment Effective Date and (2) the Total Revolving Loan Commitments then in effect, and (B) at any time from and after such date, the Total Revolving Loan Commitments then in effect."

     C. RATE OF INTEREST. Section 2.06(a) of the Credit Agreement is hereby amended by deleting the last two paragraphs thereof in their entirety.

     D. INTEREST PERIODS. Section 2.06(b) of the Credit Agreement is hereby amended by restating the first paragraph thereof in its entirety as follows:

          "In connection with each Eurodollar Rate Loan, an interest period (each an "INTEREST PERIOD") shall be applicable to such Loan, which Interest Period shall be a one-month period; provided that:"

     E. INTEREST PAYMENTS. Section 2.06(c) of the Credit Agreement is hereby amended by deleting Section 2.06(c)(iii) in its entirety and by restating
Section 2.06(c)(i) in its entirety as follows:

          "(i) interest on each Base Rate Loan (including each Swing Line Loan) shall be payable monthly in arrears on and to the last Business Day of each month (each a "REGULAR INTEREST PAYMENT DATE" with respect to Base Rate Loans), upon any prepayment of any such Loan (to the extent accrued on the amount being prepaid), and at maturity (including final maturity); provided that, in the event any Swing Line Loans or any Revolving Loans that are Base Rate Loans are voluntarily prepaid pursuant to Section 4.02(c), interest accrued on such Loans through the date of such prepayment shall be payable on the next succeeding Regular Interest Payment Date with respect to Base Rate Loans (or, if earlier, at final maturity)."

     F. ADDITIONAL INTEREST. Section 2.06 of the Credit Agreement is hereby amended by adding a new Section 2.06(g) at the end thereof as follows:

          "(G) ADDITIONAL INTEREST. Anything contained in this Agreement to the contrary notwithstanding, without duplication of any other amounts of interest payable under this Agreement in respect of the Loans, from and after September 30, 2000 the Borrower shall pay additional interest in respect of the Loans as follows:


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          (i) On the Excess Leverage Calculation Date, the Borrower shall pay to the Agent, for distribution to each Bank in proportion to its Pro Rata Share, additional interest in respect of the Loans for each day during the period from and including September 30, 2000 to but excluding the Excess Leverage Calculation Date (the "INITIAL ADDITIONAL INTEREST CALCULATION PERIOD") at a rate equal to 4.50% per annum multiplied by the Excess Leverage Amount (if any) for such day.

          (ii) On the last Business Day of each month, commencing with the first such date occurring after the Excess Leverage Calculation Date, the Borrower shall pay to the Agent, for distribution to each Bank in proportion to its Pro Rata Share, additional interest in respect of the Loans for each day during the period from and including the last date on which any additional interest was required to be paid by the Borrower pursuant to this Section 2.06(f) to but excluding the applicable last Business Day (each a "SUBSEQUENT ADDITIONAL INTEREST CALCULATION PERIOD") at a rate equal to 4.50% per annum multiplied by the Excess Leverage Amount (if any) for such day.

          (iii) Any additional interest paid by the Borrower pursuant to this
     Section 2.06 in respect of any date during the Initial Additional Interest Calculation Period or any Subsequent Additional Interest Calculation Period shall be allocated and distributed to each Bank in accordance with its Pro Rata Share as of such date."

     G. LETTERS OF CREDIT. Section 2.10(a) of the Credit Agreement is hereby amended by restating clause (i) of the first paragraph thereof in its entirety as follows:

          "(i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed (A) at any time prior to the date that is 30 days after the Turnaround Manager actually commences work pursuant to his/her engagement, the lesser of (1) the Total Utilization of Revolving Loan Commitments as of the Second Amendment Effective Date and (2) the Total Revolving Loan Commitments then in effect, and (B) at any time from and after such date, the Total Revolving Loan Commitments then in effect; or."

1.3  AMENDMENTS TO SECTION 4: PREPAYMENTS AND REDUCTIONS IN COMMITMENTS;
     PAYMENTS.

     A. SCHEDULED PAYMENTS OF TERM LOANS. Section 4.01 of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following:


        =========================================================
               DATE                             SCHEDULED PAYMENT
        =========================================================
        September 15, 1999                         $ 1,500,000
        ---------------------------------------------------------
        December 15, 1999                          $ 1,500,000
        ---------------------------------------------------------
        March 15, 2000                             $ 1,500,000
        =========================================================


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


        =========================================================
               DATE                             SCHEDULED PAYMENT
        =========================================================
        June 15, 2000                              $ 1,500,000
        ---------------------------------------------------------
        September 15, 2000                         $ 3,000,000
        ---------------------------------------------------------
        December 15, 2000                          $ 3,000,000
        ---------------------------------------------------------
        March 15, 2001                             $ 3,000,000
        ---------------------------------------------------------
        June 15, 2001                              $ 6,000,000
        ---------------------------------------------------------
        September 15, 2001                         $ 6,000,000
        ---------------------------------------------------------
        December 15, 2001                          $ 6,000,000
        ---------------------------------------------------------
        April 15, 2002                             $42,000,000
        =========================================================


         B. MANDATORY PREPAYMENTS AND MANDATORY REDUCTIONS OF REVOLVING LOAN COMMITMENTS.

                  (i) Section 4.02(c) is hereby amended by (a) renumbering existing paragraph "(iii)" thereof as paragraph "(iv)" and (b) adding the following new paragraph "(iii)" thereto:

                  "(iii) Prepayments and Reductions Due to Tax Refunds. No later than the second Business Day following the date of receipt by the Borrower or any of its Subsidiaries of any cash proceeds from any tax refunds made by the Internal Revenue Service, the Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 100% of such net cash proceeds. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Loan Commitments pursuant to this Section 4.02(c)(iii), the Borrower shall deliver to the Agent an Officers' Certificate demonstrating the calculation of the net cash proceeds that gave rise to such prepayment and/or reduction. In the event that the Borrower shall subsequently determine that the actual net cash proceeds were greater than the amount set forth in such Officers' Certificate, the Borrower shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Revolving Loan Commitments shall be permanently reduced) in an amount equal to the amount of such excess, and the Borrower shall concurrently therewith deliver to the Agent an Officers' Certificate demonstrating the derivation of the additional net cash proceeds resulting in such excess."

                  (ii) Section 4.03(b) of the Credit Agreement is hereby amended by deleting the phrase "pursuant to Section 4.02(c)(i) or Section 4.02(c)(ii)" contained therein and substituting therefor the phrase "pursuant to Section 4.02(c)(i), Section 4.02(c)(ii) or Section 4.02(c)(iii)".

                  (iii) Section 4.03(c) of the Credit Agreement is hereby amended by adding a new sentence at the end thereof as follows:


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         "Any mandatory prepayments of the Term Loans pursuant to Section
         4.02(c)(iii) shall be applied to reduce the scheduled installments of principal of the Term Loans in Section 4.01 in the inverse order of maturity."

1.4      AMENDMENTS TO SECTION 6:  REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

         Section 6 of the Credit Agreement is hereby amended by adding a new
Section 6.25 at the end thereof as follows:

                  "6.25 YEAR 2000 COMPLIANCE. All Information Systems and Equipment are either Year 2000 Complaint, or any reprogramming, remediation, or any other corrective action, including the internal testing of all such Information Systems and Equipment, will be completed by October 1, 1999. Further, to the extent that such reprogramming/remediation and testing action is required, the cost thereof, as well as the cost of the reasonably foreseeable consequences of failure to become Year 2000 Compliant, to the Borrower and its Subsidiaries (including, without limitation, reprogramming errors and the failure of other systems or equipment) will not result in an Event of Default or a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole."

1.5      AMENDMENTS TO SECTION 7: AFFIRMATIVE COVENANTS.

         A.       INFORMATION COVENANTS.

                  (i) Section 7.01 of the Credit Agreement is hereby amended by restating existing paragraph "(j)" thereof in its entirety as follows:

                  "(J)  [INTENTIONALLY OMITTED]."

                  (ii) Section 7.01 of the Credit Agreement is hereby further amended by deleting existing paragraph "(l)" thereof in its entirety, by re-lettering existing paragraph "(m)" thereof as paragraph "(p)", and by adding new paragraphs "(l)", "(m)", "(n)" and "(o)" thereto as follows:

                  "(L) MONTHLY FINANCIAL STATEMENTS. Within 30 days after the end of each calendar month, (i) the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such month and the related consolidated statements of operations and statements of cash flows for such month and for the elapsed portion of the Fiscal Year ended with the last day of such month, all of which shall be certified by the Chief Executive Officer or the Chief Financial Officer of the Borrower, subject to normal year-end audit adjustments, (ii) a performance report, in a form reasonably satisfactory to the Banks, comparing the actual results of operations, financial position and cash flows for such month and for the elapsed portion of the Fiscal Year ended with the last day of such month to those forecasted in the Performance Plan and stating the reasons for any variance between such actual


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



         and forecasted results of operations, financial position and cash flows and explanations for any such variances that are adverse to the Borrower or any of its Subsidiaries, (iii) a narrative report, in the form prepared for presentation to senior management, describing the operations of the Borrower and its Subsidiaries (including placements of oxygen concentrators) for such month and for the period from the beginning of the then current Fiscal Year to the end of such month,
         (iv) an Accounts Receivable report for such month, in form and substance satisfactory to the Banks, consisting of (a) detailed Accounts Receivable agings (including both billed and unbilled Accounts Receivable, on both a current and an over-90-days-old basis) and (b) an analysis of bad debt expense, (v) a Joint Venture report, in form and substance satisfactory to the Banks, including details with respect to investments by the Borrower and its Subsidiaries in Joint Ventures and advances by the Borrower and its Subsidiaries to Joint Ventures for such month, and (vi) a breakdown of revenues of the Borrower and its Subsidiaries for such month by individual product line, all of which shall be certified by the Chief Executive Officer or the Chief Financial Officer of the Borrower.

                  (M) OTHER MONTHLY REPORTS. Within 10 working days after the end of each calendar month, (i) a "flash" report, in form and substance satisfactory to the Banks, setting forth the net revenues and Consolidated EBITDA of the Borrower and its Subsidiaries for such month, (ii) a report, in form and substance satisfactory to the Banks, setting forth a breakdown of Accounts Receivable by billing center for such month, with a comparison of operating data (i.e., reject rates, etc.) to the Borrower's established targets/goals and a revised time frame, if appropriate, for meeting such targets/goals, (iii) an accounts payable aging report for the Borrower and its Subsidiaries for such month, and (iv) an employee headcount report for the Borrower and its Subsidiaries for such month, together with a comparison to the assumptions in the Performance Plan, all of which shall be certified by the Chief Executive Officer or the Chief Financial Officer of the Borrower.

                  (N) WEEKLY AND BI-WEEKLY FORECASTS AND CENSUS INFORMATION. (i) Within 2 working days after the beginning of each week, a weekly cash disbursement forecast for such week and for each of the following 11 weeks, in form and substance satisfactory to the Banks, which forecasts shall include details on receipts and disbursements for the Borrower and its Subsidiaries for each week of the applicable 12-week period and shall include cumulative year-to-date totals and prior week variances, and (ii) within 7 working days after the end of every second week, census information for the two-week period then ended, all of which shall be certified by the Chief Executive Officer or the Chief Financial Officer of the Borrower.

                  (O) REPORTS ON ACCOUNTS RECEIVABLE OPERATIONAL PLAN. On or before the last day of each month, commencing with May of 1999, a report, in form and substance satisfactory to the Banks, updating the Borrower's progress in implementing the Accounts Receivable operational plan prepared by the Borrower and delivered to the Banks prior to the Second Amendment Effective Date."


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



      B. YEAR 2000 COMPLIANCE. Section 7 of the Credit Agreement is hereby further amended by deleting existing Section 7.13 thereof in its entirety and by adding a new Section 7.13 thereto as follows:

          "7.13 YEAR 2000 COMPLIANCE. The Borrower will ensure that its Information Systems and Equipment are, at all times after October 1, 1999, Year 2000 Compliant, except insofar as the failure to do so will not result in a Material Adverse Effect, and shall notify the Agent promptly upon detecting any failure of the Information Systems and Equipment to be Year 2000 Compliant. In addition, the Borrower shall provide the Agent or any Bank with such information about its year 2000 computer readiness (including, without limitation, information as to contingency plans, budgets and testing results) as the Agent or such Bank shall reasonably request"

     C. CERTAIN MATTERS RELATING TO JOINT VENTURES. Section 7 of the Credit Agreement is hereby further amended by adding a new Section 7.14 at the end thereof as follows:

          "7.14  CERTAIN MATTERS RELATING TO JOINT VENTURES.

          A. Within 30 days after the Second Amendment Effective Date, the Borrower shall deliver to the Agent evidence satisfactory to the Agent and its counsel that all Indebtedness of any Joint Venture to the Borrower or any of its Subsidiaries has been evidenced by a promissory note and that each such promissory note has been pledged and delivered to the Agent, duly endorsed in blank, as security for the Obligations.

          B. Within 30 days after the Second Amendment Effective Date, the Borrower shall deliver to the Agent evidence satisfactory to the Agent and its counsel that the Borrower and its Subsidiaries are in compliance with the terms of Section 8.16, including without limitation with respect to the non-commingling of any proceeds of accounts receivable of any Joint Ventures with proceeds of Accounts Receivable."

     D. ISSUANCE OF WARRANTS. Section 7 of the Credit Agreement is hereby further amended by adding a new Section 7.15 at the end thereof as follows:

          "7.15 ISSUANCE OF WARRANTS. On March 31, 2001, so long as any Loans or Letters of Credit remain outstanding or the Revolving Loan Commitments remain in effect as of such date, the Borrower shall issue to each Bank warrants (any such warrants being "INCENTIVE WARRANTS") to purchase, at an exercise price of $0.01 per share, a number of shares of Borrower Common Stock equal to such Bank's Pro Rata Share of the Aggregate Warrant Share Amount. The form and terms of the Incentive Warrants (including anti-dilution provisions and other customary terms) shall be satisfactory to the Required Banks, and each Bank shall be entitled to exercise its Incentive Warrants as follows: (i) 50% of such Bank's Incentive Warrants shall be exercisable at any time from and after the date of issuance thereof and (ii) the


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



     remaining 50% of such Bank's Incentive Warrants shall be exercisable at any time from and after September 30, 2001; provided that, in the event the Loans and all other Obligations have been paid in full and all Letters of Credit have been cancelled, expired or otherwise provided for to the satisfaction of the Issuing Bank and the Revolving Loan Commitments have terminated (the date such conditions are satisfied being the "WARRANT CANCELLATION DATE") subsequent to March 31, 2001 and prior to September 30, 2001, such remaining 50% (but only such remaining 50%) of its Incentive Warrants shall be cancelled as of the Warrant Cancellation Date and shall be returned by such Bank to the Borrower."

1.6  AMENDMENTS TO SECTION 8: NEGATIVE COVENANTS.

     A. CONSOLIDATION, MERGER, SALE OF ASSETS, ETC. Section 8.02 of the Credit Agreement is hereby amended by restating paragraph "(v)" contained therein in its entirety as follows:

          "(v) the Borrower and its Wholly-Owned Subsidiaries may (without regard to the limitations set forth in Section 8.07) acquire property and assets of other Persons (including any assets or property acquired in any Acquisition) with the prior written consent of the Required Banks;"

     B. INDEBTEDNESS. Section 8.04(xii) of the Credit Agreement is hereby amended by restating it in its entirety as follows:

          "(xii) the Borrower and its Subsidiaries may remain liable, either as primary obligor or as guarantor, with respect to Unsecured Seller Debt outstanding on the Second Amendment Effective Date and permitted under
     Section 8.04(xii) of this Agreement as in effect prior to the effectiveness of the Second Amendment;"

     C. ADVANCES, INVESTMENTS AND LOANS. Section 8.05 of the Credit Agreement is hereby amended by deleting the reference to "$15,000,000" contained in clause
(iii) thereof and substituting "$13,000,000" therefor and by restating paragraph
(vii) thereof in its entirety as follows:

          "(vii)   [INTENTIONALLY OMITTED]."

     D. CAPITAL EXPENDITURES. Section 8.07 of the Credit Agreement is hereby amended by restating it in its entirety as follows:

     "8.07 CAPITAL EXPENDITURES. Except for Consolidated Capital Expenditures made by the Borrower and its Subsidiaries during any Fiscal Year to acquire assets in Acquisitions permitted under Section 8.02(v), the Borrower will not, and will not permit any of its Subsidiaries to, make Consolidated Capital Expenditures (i) during any Fiscal Year set forth below in an aggregate amount in excess of the correlative amount set forth below opposite such Fiscal Year or(ii) during the period from January 1, 2002 through the Termination Date in an aggregate amount in excess of $5,000,000."

                 =============================================
                     FISCAL YEAR                  AMOUNT
                 =============================================
                        1999                   $20,000,000
                 ---------------------------------------------
                        2000                   $20,000,000
                 ---------------------------------------------
                        2001                   $20,000,000
                 =============================================

         E. LEVERAGE RATIO. Section 8.08 of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefore:

               ===================================================
                  FISCAL QUARTER                 LEVERAGE RATIO
               ===================================================
                     1999 FQ1                       5.95:1.00
               ---------------------------------------------------
                     1999 FQ2                       7.25:1.00
               ---------------------------------------------------
                     1999 FQ3                       7.65:1.00
               ---------------------------------------------------
                     1999 FQ4                       7.10:1.00
               ---------------------------------------------------
                     2000 FQ1                       6.50:1.00
               ---------------------------------------------------
                     2000 FQ2                       6.00:1.00
               ---------------------------------------------------
                     2000 FQ3                       5.50:1.00
               ---------------------------------------------------
                     2000 FQ4                       5.00:1.00
               ---------------------------------------------------
                     2001 FQ1                       5.00:1.00
               ---------------------------------------------------
                     2001 FQ2                       5.00:1.00
               ---------------------------------------------------
                     2001 FQ3                       5.00:1.00
               ---------------------------------------------------
                     2001 FQ4                       5.00:1.00
               ---------------------------------------------------
                     2002 FQ1                       4.75:1.00
               ===================================================

     F. MINIMUM CONSOLIDATED NET WORTH. Section 8.09 of the Credit Agreement is hereby amended by restating it in its entirety as follows:

          "8.09 MINIMUM CONSOLIDATED NET WORTH. The Borrower will not permit Consolidated Net Worth of the Borrower and its Subsidiaries at any time to be less than the sum of (i) the Base Net Worth Amount (as hereinafter defined) plus (ii) 75% of Consolidated Net Income of the Borrower and its Subsidiaries for each fiscal quarter in which Consolidated Net Income is a positive number and which ends during the period from January 1, 1999 to and including the end of the then most recently ended fiscal quarter of the Borrower plus (iii) 100% of any additions to Net Worth from any issuance of, or any exercise of an option to purchase, or any conversion of any debt Securities into, any equity Securities of the Borrower on or after the Second Amendment Effective Date. For purposes of this Section 8.09, the term "BASE NET WORTH AMOUNT" means (a) in the event the Borrower's audited financial statements for Fiscal Year 1998 that are included in the Borrower's report on Form 10-K filed with the SEC with respect to such Fiscal Year (the "1998 AUDITED FINANCIALS") are certified without qualification by the Borrower's independent certified public accountants, $124,000,000, and (b) in the event such accountants' certification with respect to the 1998 Audited Financials contains one or more qualifications which result in adjustments to the 1998 Audited Financials that [eliminate certain tax benefits], $115,000,000."

     G. MINIMUM INTEREST COVERAGE RATIO. Section 8.10 of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefore:


             ================================================
                                            MINIMUM INTEREST
                FISCAL QUARTER               COVERAGE RATIO
             ================================================
                  1999 FQ1                     2.05:1.00
             ------------------------------------------------
                  1999 FQ2                     1.50:1.00
             ------------------------------------------------
                  1999 FQ3                     1.40:1.00
             ------------------------------------------------
                  1999 FQ4                     1.50:1.00
             ------------------------------------------------
                  2000 FQ1                     1.63:1.00
             ------------------------------------------------
                  2000 FQ2                     1.75:1.00
             ------------------------------------------------
                  2000 FQ3                     1.88:1.00
             ------------------------------------------------
                  2000 FQ4                     2.00:1.00
             ------------------------------------------------
                  2001 FQ1                     2.00:1.00
             ------------------------------------------------
                  2001 FQ2                     2.10:1.00
             ------------------------------------------------
                  2001 FQ3                     2.20:1.00
             ------------------------------------------------
                  2001 FQ4                     2.30:1.00
             ------------------------------------------------
                  2002 FQ1                     2.30:1.00
             ================================================

     H. MINIMUM CONSOLIDATED EBITDA. Section 8.17 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "8.17. MINIMUM CONSOLIDATED EBITDA. The Borrower shall not permit Consolidated EBITDA for the three-month period ending on the last day of any month set forth below to be less than the correlative amount indicated:

        =================================================================
            MONTH ENDING                    MINIMUM CONSOLIDATED EBITDA
        =================================================================
          April 1999                                 $10,500,000
        -----------------------------------------------------------------
          May 1999                                   $10,500,000
        -----------------------------------------------------------------
          June 1999                                  $10,750,000
        -----------------------------------------------------------------
          July 1999                                  $10,500,000
        -----------------------------------------------------------------
          August 1999                                $10,750,000
        -----------------------------------------------------------------
          September 1999                             $11,000,000
        -----------------------------------------------------------------
          October 1999                               $11,250,000
        -----------------------------------------------------------------
          November 1999                              $11,750,000
        -----------------------------------------------------------------
          December 1999                              $12,250,000
        -----------------------------------------------------------------
          January 2000                               $12,500,000
        -----------------------------------------------------------------
          February 2000                              $12,750,000
        -----------------------------------------------------------------
          March 2000                                 $13,250,000
        -----------------------------------------------------------------
          April 2000                                 $14,500,000
        -----------------------------------------------------------------
          May 2000                                   $14,500,000
        -----------------------------------------------------------------
          June 2000                                  $14,500,000
        -----------------------------------------------------------------
          July 2000                                  $14,750,000
        -----------------------------------------------------------------
          August 2000                                $15,000,000
        -----------------------------------------------------------------
          September 2000                             $15,500,000
        -----------------------------------------------------------------
          October 2000                               $16,000,000
        -----------------------------------------------------------------
          November 2000                              $16,250,000
        -----------------------------------------------------------------
          December 2000                              $17,000,000
        -----------------------------------------------------------------
          January 2001                               $15,750,000
        -----------------------------------------------------------------
          February 2001                              $14,750,000
        -----------------------------------------------------------------
          March 2001                                 $13,500,000
        -----------------------------------------------------------------
          April 2001                                 $14,750,000
        -----------------------------------------------------------------
          May 2001                                   $14,750,000
        -----------------------------------------------------------------
          June 2001                                  $15,000,000
        -----------------------------------------------------------------

        =================================================================
            MONTH ENDING                    MINIMUM CONSOLIDATED EBITDA
        =================================================================
          July 2001                                  $15,250,000
        -----------------------------------------------------------------
          August 2001                                $15,750,000
        -----------------------------------------------------------------
          September 2001                             $16,000,000
        -----------------------------------------------------------------
          October 2001                               $16,500,000
        -----------------------------------------------------------------
          November 2001                              $16,750,000
        -----------------------------------------------------------------
          December 2001                              $17,250,000
        -----------------------------------------------------------------
          January 2002                               $16,000,000
        -----------------------------------------------------------------
          February 2002                              $15,000,000
        -----------------------------------------------------------------
          March 2002                                 $13,750,000
        -----------------------------------------------------------------
          April 2002                                 $14,750,000
        =================================================================

     I. MONTHLY ACCOUNTS RECEIVABLE COVENANT. Section 8 of the Credit Agreement is hereby further amended by adding a new Section 8.19 at the end thereof as follows:

          "8.19 ACCOUNTS RECEIVABLE COLLECTIONS.

          A. The Borrower shall not permit the average daily amount collected by the Borrower and its Subsidiaries in respect of Accounts Receivable for each Collection Day during any consecutive three-month period (the "CURRENT THREE-MONTH PERIOD") to be less than the Applicable Three-Month Percentage (as hereinafter defined) of the average daily Adjusted Net Revenues for each Collection Day during the consecutive three-month period immediately preceding the commencement of such Current Three-Month Period. For purposes of this Section 8.19A, the term "APPLICABLE THREE-MONTH PERCENTAGE" shall mean (i) for any Current Three-Month Period ending during the first fiscal quarter of 1999, 87%, (ii) for any Current Three-Month Period ending during the second fiscal quarter of 1999, 89%, (iii) for any Current Three-Month Period ending during the third fiscal quarter of 1999, 90%, and (iv) for any Current Three-Month Period ending during the fourth fiscal quarter of 1999 or thereafter, 91%.

          B. The Borrower shall not permit the average daily amount collected by the Borrower and its Subsidiaries in respect of Accounts Receivable for each Collection Day during any month (the "CURRENT MONTH") to be less than the Applicable Monthly Percentage (as hereinafter defined) of the average daily Adjusted Net Revenues for each Collection Day during the third month immediately preceding such Current Month. For purposes of this Section 8.19B, the term "APPLICABLE MONTHLY PERCENTAGE" shall mean (i) for any Current Month ending during the first fiscal quarter of 1999, 83%, (ii) for any Current Month ending during the second fiscal quarter of 1999, 85%, (iii) for any Current Month ending during the third fiscal quarter of 1999, 85.5%, and (iv) for any Current Month ending during the fourth fiscal quarter of 1999 or thereafter, 86%."

1.7  AMENDMENTS TO SECTION 9: EVENTS OF DEFAULT.

     A. COVENANTS. Section 9.03 of the Credit Agreement is hereby amended by restating it in its entirety as follows:

          "9.03 COVENANTS. The Borrower shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 7.01(g)(i), Section 7.14, Section 7.15 or Section 8, (ii) default in the due performance or observance by it of any term, covenant or agreement contained in Section 7.01(l), Section 7.01(m), Section 7.01(n) or Section 7.01(o) and such default shall continue unremedied for a period of 5 days after written notice to the Borrower by the Agent, or (iii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Sections 9.01 and 9.02 and clause (i) or clause (ii) of this Section 9.03) contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Agent"

     B. O.I.G. INVESTIGATION. Section 9 of the Credit Agreement is hereby further amended by adding a new Section 9.12 at the end thereof as follows:

          "9.12 O.I.G. INVESTIGATION. Any investigation and/or audit of the Borrower and its Subsidiaries by the O.I.G. or any other Governmental Authority that is pending as of the Second Amendment Effective Date shall result in a liability on the part of the Borrower and its Subsidiaries and/or a reduction or set-off in respect of future Accounts Receivable of the Borrower and its Subsidiaries in an aggregate amount which, in the opinion of the Required Banks, could reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole."

                            SECTION 2. LIMITED WAIVER

     A. WAIVER OF FINANCIAL COVENANT DEFAULTS AND COMMINGLING DEFAULT. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, the Banks hereby (i) waive the Financial Covenant Defaults, such waiver to be effective as of the Second Amendment Effective Date for the period from and after the Second Amendment Effective Date, (ii) waive the increase in the interest rates applicable to outstanding Loans that would otherwise be required under Section 2.06(e) of the Credit Agreement for the period from January 29, 1999 through the Second Amendment Effective Date as a result of the occurrence and continuation of the Financial Covenant Defaults during such period; provided that the waiver contained in clause (ii) of this Section 2A shall only apply with respect to any increased amounts of interest that would have been payable at such increased rates to the extent such increased amounts of interest have not already been paid by the Borrower prior to the Second Amendment Effective Date, and (iii) waive the Commingling Default, such waiver to be effective as of the Second Amendment Effective Date for the period from and after the Second Amendment Effective Date; provided that such waiver of the Commingling Default shall expire on the date that is 30 days after the Second Amendment Effective Date unless the Borrower complies with the provisions of Section 7.14B of the Amended Agreement on or before such date.

     B. LIMITATION OF WAIVER. Without limiting the generality of the provisions of subsection 11.13 of the Credit Agreement, the waiver set forth in Section 2A shall be limited precisely as written and relates solely to (i) the waiver of the Financial Covenant Defaults for the period from and after the Second Amendment Effective Date, (ii) the inapplicability of the increase in interest rates provided for in Section 2.06(e) of the Credit Agreement as a result of the Financial Covenant Defaults in the manner and to the extent described above, and
(iii) the waiver of the Commingling Default to the extent described above, and nothing in this Amendment shall be deemed to:

        (a) constitute a waiver of compliance by the Borrower with respect to
(i) Section 2.06(e), Section 8.08, Section 8.10, Section 8.16 or Section 8.17 of the Credit Agreement in any other instance or for any other period or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

        (b) prejudice any right or remedy that the Agent or any Bank may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

                     SECTION 3. CONDITIONS TO EFFECTIVENESS

     Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

     A. On or before the Second Amendment Effective Date, the Borrower shall deliver to the Banks (or to Agent for the Banks with sufficient originally executed copies, where appropriate, for each Bank and its counsel) Resolutions of the Board of Directors of the Borrower approving and authorizing the execution, delivery, and performance of this Amendment, signed by the President or Vice President of the Borrower and attested to by the Secretary or any Assistant Secretary of the Borrower, and dated the Second Amendment Effective Date.

     B. The Banks and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Harwell Howard Hyne Gabbert & Manner, P.C., counsel for the Borrower, in form and substance reasonably satisfactory to Agent and its counsel, dated as of the Second Amendment Effective Date, with respect to the enforceability of the Amended

Agreement and as to such other matters as Agent acting on behalf of the Banks may reasonably request.

     C. On or before the Second Amendment Effective Date, the Borrower shall have delivered to the Agent, for distribution to each Bank, a non-refundable amendment fee equal to 1/4 of 1% of the sum of the outstanding principal amount of the Term Loan of such Bank as of the Second Amendment Effective Date plus the Revolving Loan Commitment of such Bank as of the Second Amendment Effective Date, as reduced pursuant to the terms of this Amendment.

     D. On or before the Second Amendment Effective Date, the Borrower shall have engaged an independent outside consultant to function as what is commonly referred to as a "turnaround manager", such turnaround manager to be selected by the Borrower and approved by the Required Banks; provided that the scope, duration and other terms of such engagement (including the terms relating to (i) the management authority of such turnaround manager and (ii) the free and timely sharing of information by such turnaround manager with the Banks) shall be acceptable to the Required Banks (the turnaround manager engaged by the Borrower in accordance with the terms of this Section 3D is herein called the "TURNAROUND MANAGER").

              SECTION 4. BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Bank that the following statements are true, correct and complete:

     A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

     B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment, the performance of the Amended Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Borrower.

     C. NO CONFLICT. The execution and delivery by the Borrower of this Amendment, the performance by the Borrower of the Amended Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Borrower or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries except for such approvals or consents which will be obtained on or before the Second Amendment Effective Date (as hereinafter defined).

     D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment, the performance by the Borrower of the Amended Agreement and the consummation of the transactions contemplated hereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT DOCUMENTS. All representations and warranties of the Borrower or any of its Subsidiaries contained in the Credit Documents are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                            SECTION 5. MISCELLANEOUS

     A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

        (i) The Borrower hereby agrees and confirms that on and after the Second Amendment Effective Date each Credit Document and all collateral encumbered thereby shall continue to secure to the fullest extent possible the payment and performance of all "Secured Obligations" (as defined in each applicable Credit Document), including without limitation the payment and performance of all such "Secured Obligations" in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes.

        (ii) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

        (iii) The Borrower acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect, and are hereby ratified and confirmed, and that all of its respective obligations thereunder shall be valid and enforceable and shall not be impaired, limited or otherwise affected by the execution, delivery or effectiveness of this Amendment or any future amendment or modification of the Amended Agreement.

        (iv) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any of the other Credit Documents.

     B. FEES AND EXPENSES. The Borrower acknowledges that all reasonable costs, fees and expenses incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

     C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower, the Agent and the Required Banks and receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       AMERICAN HOMEPATIENT, INC.,
                                       a Delaware corporation


                                       By: /s/ Marilyn A. O'Hara
                                           -----------------------------------
                                           Name: Marilyn A. O'Hara
                                                 -----------------------------
                                           Title: Sr. V.P. and CFO
                                                 -----------------------------

                                       BANKERS TRUST COMPANY,
                                       Individually and as the Agent


                                       By:
                                           -----------------------------------
                                           Name:
                                                 -----------------------------
                                           Title:
                                                 -----------------------------

                                       ABN AMRO BANK, N.V.


                                       By:
                                           -----------------------------------
                                           Name:
                                                 -----------------------------
                                           Title:
                                                 -----------------------------


                                       By:
                                           -----------------------------------
                                           Name:
                                                 -----------------------------
                                           Title:
                                                 -----------------------------

                                       AMSOUTH BANK


                                       By:
                                           -----------------------------------
                                           Name:
                                                 -----------------------------
                                           Title:
                                                 -----------------------------

                                       BANK OF AMERICA, N.T. & S.A.
                                       (including the former NationsBank, N.A.)


                                       By: /s/ Charles A. Kerr
                                           -----------------------------------
                                           Name: Charles A. Kerr
                                                 -----------------------------
                                           Title: Senior Vice President
                                                 -----------------------------

                                       BANK OF MONTREAL


                                       By:
                                           -----------------------------------
                                           Name:
                                                 -----------------------------
                                           Title:
                                                 -----------------------------

                                       FIRST UNION NATIONAL BANK
                                       (formerly Corestates Bank, N.A.)


                                       By: /s/ Anne D. Brehony
                                           -----------------------------------
                                           Name: Anne D. Brehony
                                                 -----------------------------
                                           Title: Vice President
                                                 -----------------------------

                                       FIRST AMERICAN NATIONAL BANK


                                       By:
                                           -----------------------------------
                                           Name:
                                                 -----------------------------
                                           Title:
                                                 -----------------------------

                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By: /s/ Jacqueline P. Yardley
                                           -----------------------------------
                                           Name: Jacqueline P. Yardley
                                                 -----------------------------
                                           Title: First Vice President
                                                 -----------------------------

                                       THE FUJI BANK, LIMITED, NEW YORK BRANCH


                                       By:
                                           -----------------------------------
                                           Name:
                                                 -----------------------------
                                           Title:
                                                 -----------------------------

                                       PNC BANK NATIONAL ASSOCIATION


                                       By: /s/ Martin E. Mueller
                                           -----------------------------------
                                           Name: Martin E. Mueller
                                                 -----------------------------
                                           Title: Vice President
                                                 -----------------------------

                                       COOPERATIEVE CENTRALE RAIFFESEN -
                                       BOERENLEENBANK, B.A., "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH


                                       By: /s/ Kathleen M. Auda
                                           -----------------------------------
                                           Name: Kathleen M. Auda
                                                 -----------------------------
                                           Title: Vice President
                                                 -----------------------------


                                       By: /s/ W. Jeffrey Volleck
                                           -----------------------------------
                                           Name: W. Jeffrey Volleck
                                                 -----------------------------
                                           Title: Senior Credit Officer
                                                 -----------------------------
                                                  Senior Vice President
                                                 -----------------------------

                                       THE SAKURA BANK, LIMITED


                                       By:
                                           -----------------------------------
                                           Name:
                                                 -----------------------------
                                           Title:
                                                 -----------------------------

                                       SUNTRUST BANK, NASHVILLE, N.A.


                                       By: /s/ T. Michael Logan
                                           -----------------------------------
                                           Name: T. Michael Logan
                                                 -----------------------------
                                           Title: S.V.P.
                                                 -----------------------------

                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:
                                           -----------------------------------
                                           Name:
                                                 -----------------------------
                                           Title:
                                                 -----------------------------

                                       UBS AG, NEW YORK BRANCH


                                       By:
                                           -----------------------------------
                                           Name:
                                                 -----------------------------
                                           Title:
                                                 -----------------------------